Exhibit 10.2
FOIA Confidential Treatment Requested
Execution Version

TRANSITION AGREEMENT

This TRANSITION AGREEMENT (“Agreement”) is made and entered into as of July 13, 2010 by and among, on one side, Toshiba Corporation, a Japanese corporation (“Toshiba”), and, on the other side, SanDisk Corporation, a Delaware corporation (“SanDisk Corporation”), and SanDisk Flash B.V., a company organized under the laws of The Netherlands (“SanDisk Flash”, and collectively with SanDisk Corporation, “SanDisk,” and SanDisk together with Toshiba, the “Parties”).

WHEREAS, Toshiba and SanDisk are parties to that certain FF Master Agreement; and,

WHEREAS, both Parties deem it desirable to establish terms and conditions which shall govern upon the occurrence of a Change of Control of SanDisk.

NOW, THEREFORE, the Parties agree as follows:

1.	Applicability

(a)	Applicability. Except as expressly provided herein, the provisions of this Agreement shall apply only if a Change of Control of SanDisk occurs during the term of the FF Master Agreement.

(b)
Definitions.  Capitalized terms used but not defined in this Agreement shall have the respective meanings assigned to them in Exhibit 1 attached hereto.  Capitalized terms used but not defined in this Agreement or Exhibit 1 shall have the respective meanings assigned to them in the FF Master Agreement and/or Appendix A thereto.

2.	Change of Control Generally

(a)
CIC Notice; SanDisk Obligation to Provide.  If, at any time during the term of the FF Master Agreement, a Change of Control of SanDisk occurs, SanDisk shall, within **** Business Days after the date in which the Change of Control has been consummated (as evidenced by **** (“CIC Closing Date”), provide a CIC Notice to Toshiba.  From and after **** with respect to a Change of Control of SanDisk, upon the request of the **** Acquirer, SanDisk shall introduce the **** Acquirer to Toshiba and facilitate good faith discussions between such **** Acquirer and Toshiba in a manner consistent with Government Rules or other applicable legal requirements.  After the CIC Closing Date, upon the request of Toshiba, SanDisk shall introduce the Acquirer to Toshiba and facilitate discussions between the Acquirer and Toshiba.

(b)	Toshiba Options. Upon any Change of Control of SanDisk, Toshiba shall have the option, ****, to:

(i)
continue the business of Flash Forward, and its participation therein, on the same basis as prior to such Change of Control, substituting the Acquiror (or related entity as designated by SanDisk) for SanDisk as a Member of Flash Forward and party to the FF Operative Documents in accordance with the provisions of Section 9.1 of the FF Operating Agreement;

(ii)	give notice to SanDisk of its election to engage in Consultation, in which case SanDisk and Toshiba shall, and shall cause their respective Affiliates to, so engage in Consultation;

(iii)	if the Acquiror is a Designated Company, exercise the **** Buy-Out Option in accordance with Section 3(b) and Section 4 below; or

(iv)	if the Acquiror is **** Designated Company in respect of the **** Buy-Out Option, exercise the **** Buy-Out Option in accordance with Section 3(b) and Section 5 below.

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2
FOIA Confidential Treatment Requested
Execution Version

3.	Change of Control Involving a Designated Company

(a)
Toshiba Designation Right.  Toshiba shall have the right, for purposes of this Agreement, to designate **** companies as Designated Companies as of the Effective Date.  Toshiba may replace **** Designated Companies effective as of the **** and successively on each **** thereafter, provided that, as of the date it communicates such replacement to SanDisk in writing (which shall be no later than **** days prior to each such ****), Toshiba has no Knowledge or Awareness of any Active Acquisition Interest of a third party to be designated as a Designated Party as it relates to SanDisk.  Each such notice shall specify (i) which Designated Company(ies) are being replaced, (ii) the newly chosen Designated Company(ies) and (iii) whether such replacements correspond in respect of the **** Buy-Out Option or ****Buy-Out Option.

(b)
Toshiba Election – Designated Company.  Upon a Change of Control of SanDisk involving a Designated Company, in addition to the rights of Toshiba described in Section 2(b)(i) and Section 2(b)(ii), Toshiba may Exercise one (1) (but not both) of the following options by providing a return notice (“Election Notice”)  (the date on which the Election Notice is delivered to SanDisk is an “Exercise Date”) to SanDisk indicating its election and Exercise thereof during the period beginning on the date that is **** after the CIC Closing Date and ending on the date that is **** after the CIC Closing Date:

(i)
**** Buy-Out Option.  Toshiba may elect to purchase and acquire all (but not less than all) of (x) the FF Interests owned by SanDisk, or (y) Flash Forward capacity and **** equipment allocated to SanDisk; in each case at the **** Buy-Out Purchase Price, in a series of one or more successive closings over a period of **** commencing on the Initial Closing Date (“****Buy-Out Option”), subject to a foundry and supply arrangement with SanDisk, in each case in accordance with Section 4 below.

(ii)
**** Buy-Out Option.  Toshiba may elect to purchase and acquire all (but not less than all) of (x) the FF Interests owned by SanDisk, or (y) Flash Forward capacity and **** equipment allocated to SanDisk; in each case for the **** Buy-Out Purchase Price, within **** after the CIC Closing Date (“****Buy-Out Option”), subject to a **** foundry and supply arrangement with SanDisk, in each case in accordance with Section 5 below.

(iii)
For the avoidance of doubt, upon Toshiba’s election to purchase either (x) the FF Interests owned by SanDisk, or (y) the Flash Forward capacity and equipment allocated to SanDisk, as described in Section 3(b)(i) or (ii) above, at the Initial Closing Date, all successive purchases shall be solely within such category of (x) or (y).

(c)
Termination of Options.  In the event that Toshiba fails to provide an Election Notice to SanDisk within the time period stated in Section 3(b), each of the **** Buy-Out Option and the **** Buy-Out Option shall terminate.  Either of the **** Buy-Out Option or the **** Buy-Out Option, as applicable, shall terminate upon Toshiba providing an Election Notice indicating its Exercise of the other option.  For the avoidance of doubt, if Toshiba fails to provide an Election Notice to SanDisk within the time period stated in Section 3(b), then SanDisk, if it is the surviving entity after the Change of Control, shall continue as the counterparty under the FF Operative Documents; if SanDisk is not the surviving entity, then the Acquirer shall be substituted for SanDisk as provided in Section 2(b)(i).

4.	**** Buy-Out Option

(a)
General.  In the event that Toshiba elects to Exercise the **** Buy-Out Option pursuant to Section 3(b)(i), each of Toshiba and SanDisk shall consummate Toshiba’s purchase of SanDisk’s FF Interests or Flash Forward capacity and equipment, as applicable, in accordance with this Section 4(a).

(i)
Election Notice; Binding Agreement.  The Election Notice shall indicate that Toshiba is Exercising its option hereunder and set forth (x) the percentage, which shall be between **** and **** of SanDisk’s FF Interests or Flash Forward capacity and equipment that Toshiba desires to initially purchase and (y) its desired closing date, which shall be no earlier than **** and no later than **** from the Exercise Date.  The Election Notice shall be irrevocable and, upon delivery of the same to SanDisk, shall constitute a binding agreement by Toshiba to purchase, and by SanDisk to sell the percentage of such FF Interests or Flash Forward capacity and equipment specified in the initial Election Notice on the Initial Closing Date pursuant to this Section 4.

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2
FOIA Confidential Treatment Requested
Execution Version

(ii)
Initial Closing Date; Deliveries.  The purchase of SanDisk’s FF Interests or  Flash Forward capacity and equipment, as applicable, pursuant to any Election Notice shall be completed on the date which Toshiba requests in the Election Notice, or such other date as may be mutually agreed by the Parties in writing (“Initial Closing Date”), except that such closing may be extended as necessary to comply with any Governmental Rule.  On the Initial Closing Date, SanDisk shall deliver duly executed instruments of transfer and other documents necessary to effect the conveyance of its FF Interests or Flash Forward capacity and equipment, and Toshiba shall deliver payment **** by wire transfer of immediately available funds **** an amount equal to the applicable **** Buy-Out Purchase Price to an account specified by SanDisk.

Unless otherwise agreed by the Parties, in the event that Toshiba elects to purchase SanDisk’s Flash Forward capacity and equipment, Toshiba shall deliver the **** Buy-Out Purchase Price, by wire transfer of immediately available funds **** to SanDisk by wire transfer of immediately available funds to an account designated by SanDisk, provided that, such SanDisk equipment and capacity acquired by Toshiba hereunder shall be acquired pursuant to additional terms and procedures discussed and agreed in good faith by the Parties with due consideration for the terms and procedures set forth in ****.

(iii)	**** Buy-Out Purchase Price. The **** Buy-Out Purchase Price shall be determined as set forth in Schedule 4(a)(iii).

(iv)
Successive Closings.  In the event that Toshiba elects to purchase less than **** of SanDisk’s FF Interests or Flash Forward capacity and equipment, as applicable, on the Initial Closing Date, Toshiba shall issue a subsequent Election Notice **** prior to each **** and elect to purchase **** of SanDisk’s remaining FF Interests or Flash Forward capacity and equipment in an amount which shall be between **** and **** of the such **** FF Interests or Flash Forward capacity and equipment, as applicable.  The closing of each such subsequent purchase shall take place on the applicable **** to which the Election Notice relates (“Successive Closing Date”).  In such case, the closing procedures in Section 4(a)(ii) and the **** Buy-Out Purchase Price in Schedule 4(a)(iii) in respect of such Successive Closing Date shall apply. Prior to any **** in the event that Toshiba elects to purchase SanDisk’s Flash Forward capacity and equipment, the Parties shall discuss and agree on mechanics for SanDisk to transfer ****, and ****.

(v)
**** Buy-Out by ****.  If by the **** Toshiba has not purchased **** SanDisk’s FF Interests or Flash Forward capacity and equipment, as applicable, Toshiba shall purchase **** in accordance with the closing procedures in Section 4(a)(ii) at the applicable **** Buy-Out Purchase Price in Schedule 4(a)(iii).

(vi)
SanDisk Non-JV Equipment.  Except as may otherwise be agreed between the Parties at the time: (x) any SanDisk equipment utilized in the production of  **** that is scheduled to be incorporated into **** but is not owned or leased by **** at the time of the Exercise shall be acquired by Toshiba ****; and (y) any **** in **** that is not owned or leased by Flash Forward at the time of the Exercise shall remain the property of and be removed by SanDisk in a reasonable time and manner after mutual discussion, unless Flash Forward is at the time ****, in which case the Parties shall discuss in good faith with respect to treating any SanDisk **** equipment as equipment under subsection (x) of this Section 4(a)(vi).  Capacity output from SanDisk **** equipment used in the production of **** Products and purchased by Toshiba in accordance with this Section 4(a)(vi) shall be treated as **** Supply under this Agreement.

(vii)
Loans and Support Obligations.  Prior to the Initial Closing Date, the Parties agree to discuss in good faith the **** related to the purchased SanDisk’s FF Interests or Flash Forward capacity and equipment in a manner that ****.

(b)
**** Product Supply.  Toshiba shall, and shall cause Flash Forward to, supply **** Products and, as applicable, ****, to SanDisk and the Acquirer (“****Product Supply”) from and after the Initial Closing Date for a period of **** (“**** Supply Period”); provided, that the **** Supply Period shall be no longer than ****.  Volumes and prices of the **** Product Supply shall be as described in this Section 4(b).

(i)	**** Supply Volume. SanDisk shall have the right to purchase, and Toshiba shall have the obligation to sell, the **** Product Supply in an amount equal to the **** (the “****Supply Volume”).

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2
FOIA Confidential Treatment Requested
Execution Version

(ii)
**** Product Supply.  The **** Product Supply shall be sourced from **** during the **** Supply Period, at all times in an amount equal to the aggregate **** Supply Volume.  SanDisk shall have an obligation to purchase ****.  SanDisk shall not have the obligation to purchase ****.  Toshiba may reduce the **** Product Supply ****, by the **** Supply Amount after the Initial Closing Date in connection with certain technology transitions carried out by Toshiba as described in Section 4(b)(vi) below.

(iii)	Prices for **** Product Supply. Prices for the **** Product Supply shall be as follows:

(A) **** Supply Prices.  ****

(B) **** Supply Prices.  ****

(iv)
**** Lead Time.  As to **** Supply, SanDisk shall be required to provide Toshiba with a rolling written **** forecast of the estimated **** requirements, and binding written purchase orders **** in advance.

(v)	Capacity Expansions. ****

(vi)	Technology Transitions.

(A) General.  Subject to Section 4(b)(vi)(B) below, after the Exercise Date, ****

(B) ****

****

(C) ****

(1)  ****

(2)  ****

(D) ****

(E) ****

5.	**** Buy-Out Option

(a)
General.  In the event that the Acquirer is **** Designated Company in respect of the **** Buy-Out Option as set forth in the ****, and Toshiba elects to exercise its **** Buy-Out Option pursuant to Section 3(b)(ii), Toshiba and SanDisk shall consummate the purchase and sale of the FF Interests owned by SanDisk or Flash Forward capacity and equipment allocated to SanDisk in accordance with this Section 5.

(b)
Election Notice; Binding Agreement.  The Election Notice shall state (i) that Toshiba exercises its option hereunder and agrees to purchase **** of SanDisk’s FF Interests or **** of the Flash Forward capacity and equipment allocated to SanDisk on a closing date no earlier than **** and no later than **** after the date on which the **** Buy-Out Purchase Price is finally determined in accordance with Schedule 5(d).  The Election Notice shall be irrevocable and, upon delivery of the same to SanDisk, shall constitute a binding agreement by Toshiba to purchase, and by SanDisk to sell **** of the FF Interests or Flash Forward capacity and equipment specified in the Election Notice on the Buy-Out Closing Date pursuant to this Section 5.

(c)
**** Buy-Out Closing.  The provisions set forth in Section 4(a)(ii) shall apply to the closing mechanics in respect to purchase and sale of the FF Interests under this Section 5, except that (i) the Initial Closing Date shall be referred to as the “**** Buy-Out Closing Date”, and (ii) the purchase price to be paid by Toshiba shall be the **** Buy-Out Purchase Price payable to SanDisk on the Payment Due Date.

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2
FOIA Confidential Treatment Requested
Execution Version

(d)	**** Buy-Out Purchase Price. The **** Buy-Out Purchase Price shall be determined as set forth in Schedule 5(d).

(e)
**** Foundry Supply.  Commencing on the **** Buy-Out Closing Date and for a period of **** thereafter (“**** Foundry Period”), SanDisk shall have the right to receive continuing supply as described in ****.

6.	Intellectual Property

(a)
In the event of a Change of Control of SanDisk involving a Designated Company, each of SanDisk’s and Toshiba’s rights and obligations with respect to certain intellectual property rights shall be as set forth in Schedule 6.

7.	Term and Termination

(a)	Term. This Agreement shall remain in effect until terminated by either Party as permitted herein.

(b)	Termination. This Agreement may be terminated at any time prior to ****:

(i)	By the mutual written agreement of SanDisk and Toshiba;

(ii)
In the event that either Party materially breaches any material provision of this Agreement and such breach is not cured within **** from the date of its receipt of written notice of such breach from the other Party, the non-breaching Party shall have the right to terminate this Agreement by giving **** prior written notice; and,

(iii)	Automatically upon the expiration or termination of the FF Master Agreement due to reasons unrelated to this Agreement prior to the Exercise of any option by Toshiba under Sections 4 or 5.

(c)	Survival. Notwithstanding the termination of this Agreement, the obligations under Sections 1, 7, and 8(e), (f), (g) and (h) and Appendix A shall survive any such termination.

8.	General Provisions

(a)	****

(i)	****

(ii)	****.

(b)	Effect on the FF Joint Venture and FF Operative Documents.

(i)	Management Rights. ****

****

(ii)	Access; Operations. From and after the Exercise Date, notwithstanding ****.

(iii)	Effect on the FF Operative Documents. FF Operative Documents in effect as of the Exercise Date will be modified to take into account the changed relationship of the Parties.

(iv)
No Impairment.  Until the earlier of the final closing date under the **** Buy-Out Option or the **** Buy-Out Closing Date as applicable, Toshiba agrees not to take any action that would materially impair or diminish SanDisk’s rights hereunder, the value of the FF Joint Venture (including its business, operations, properties, assets or condition), SanDisk’s FF Interests or the Flash Forward capacity and equipment allocated to SanDisk, as applicable.

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2
FOIA Confidential Treatment Requested
Execution Version

(c)
No Further Changes.  Except as expressly stated herein, in no event shall this Agreement, or the rights and obligations of SanDisk or Toshiba as set forth herein, have any effect upon, or otherwise modify, amend, or be deemed to interpret the Parties’ respective rights and obligations pursuant to ****.

(d)
Further Assurances.  The Parties agree to cooperate to execute and deliver such further documents, certificates and agreements and to take such other actions as may be reasonably requested to evidence, reflect or effectuate the provisions, transactions and intentions of this Agreement.

(e)	Rules of Construction and Documentary Conventions. The rules of construction and documentary conventions and general terms and conditions set forth in Appendix A shall apply to this Agreement.

(f)
Arbitration.  Any disputes arising out of or relating to this Agreement shall be finally settled pursuant to the arbitration provisions of Appendix A, provided that provisions relating to the Board of Executive Officers shall not apply.

(g)
Governing Law.  This Agreement shall be governed and construed as to all matters including validity, construction and performance by and under the substantive laws of California, without regard to its conflicts of law provisions.

(h)
Joinder of SanDisk Flash.  Notwithstanding the provisions of Section 2.9 of Appendix A, any other provision of this Agreement, and any delay beyond the date of hereof of execution by SanDisk Flash of this Agreement, Toshiba and SanDisk acknowledge and agree that, by the execution and delivery hereof to Toshiba and SanDisk Corporation: (i) this Agreement shall be effective as between Toshiba and SanDisk Corporation as of the date hereof; and (ii) upon the execution and delivery to Toshiba and SanDisk Corporation of this Agreement by SanDisk Flash, SanDisk Flash shall be joined as a Party to this Agreement, this Agreement shall be effective by and among Toshiba, SanDisk Corporation and SanDisk Flash as of the date written by the signature of the authorized signatory of SanDisk Flash, and SanDisk Flash shall enjoy and be subject to all rights and obligations hereunder from and after such date.

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2
FOIA Confidential Treatment Requested

           IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered as of the date and year first above written.

TOSHIBA CORPORATION
By:	/s/ Kiyoshi Kobayashi
Name:	Kiyoshi Kobayashi
Title:	President and CEO
Semiconductor Company
Corporate Senior Vice President

SANDISK CORPORATION
By:	/s/ Eli Harari
Name:	Eli Harari
Title:	Chairman and CEO

SANDISK FLASH B.V.
By:	/s/ Sanjay Mehrotra
Name:	Sanjay Mehrotra
Title:	Director

[Signature Page to Flash Forward Transition Agreement]

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2
FOIA Confidential Treatment Requested
Execution Version

Exhibit 1

Definitions

“**** Buy-Out Closing Date” shall have the meaning set forth in Section 5(c).

“**** Buy-Out Option” shall have the meaning set forth in Section 3(b)(ii).

“**** Buy-Out Purchase Price” shall have the meaning set forth in Schedule 5(d).

“Acquirer” means ****.

“Active Acquisition Interest” ****

“Agreement” means that certain Transition Agreement, dated as of the date hereof, between SanDisk and Toshiba, to which this Exhibit 1 is attached.

“Appendix A” means the appendix entitled Definitions, Rules of Construction and General Terms and Conditions, attached to the FF Master Agreement.

“Available Termination” means (i) any termination right provided for in Section 9.1 of the FF Master Agreement where the event giving rise to the termination right occurred prior to the Exercise; (ii) a Section 9.1(h) (Bankruptcy Event) termination any time prior to the final applicable closing under either of the buy-out options in Section 2(b)(iii) or (iv); and (iii) the expiration of the FF Master Agreement upon the end of its fifteen (15) year life.

“Change of Control”, for purposes of this Agreement, means any transaction involving SanDisk that includes ****.

“CIC Closing Date” shall have the meaning set forth in Section 2(a).

“CIC Notice” means the written notice provided by SanDisk to Toshiba setting forth (i) that a Change of Control has occurred, (ii) the name of the Acquirer and (iii) the CIC Closing Date.

****

“Consultation” means good faith discussion between SanDisk and Toshiba to determine the most effective manner to continue, or the optimal disposition of, Flash Forward and/or its assets and operations, taking into account ****.

“Continued Development Investment” ****.

“Designated Company(ies)” means, initially, (i) **** and (ii) **** identified in the **** as each of the foregoing designations may be subsequently modified from time to time, in each case including such companies’ Subsidiaries and Affiliates.

“Development Agreements” ****

****

“Election Notice” shall have the meaning set forth in Section 3(b).

****

“Exercise” means Toshiba’s exercise of the **** Buy-Out Option or **** Buy-Out Option.

Ex. 1, p. 1

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2
FOIA Confidential Treatment Requested
Execution Version

“Exercise Date” shall have the meaning set forth in Section 3(b).

“**** Product Supply” shall have the meaning set forth in Section 4(b).

“****Supply Period” shall have the meaning set forth in Section 4(b).

“**** Supply Volume” shall have the meaning set forth in Section 4(b)(i).

“**** Supply” means the percentage of the **** Supply Volume that is ****

“FF Master Agreement” means that certain Flash Forward Master Agreement, among Toshiba, SanDisk and SanDisk Flash, dated as of July 13, 2010.

“Initial Closing Date” shall have the meaning set forth in Section 4(a)(ii).

“****Supply” means the percentage of the **** Supply Volume that is ****

“Knowledge or Awareness” means that executives or officers responsible for **** possess specific knowledge of a matter from (i) **** (ii) **** (iii) **** or (iv) ****.

“****Foundry Period” shall have the meaning set forth in Section 5(e).

“**** Cost” means ****.

“Member” shall have the meaning set forth in the FF Operating Agreement.

“Non-Designated Company(ies)” means all third parties other than Designated Companies.

“Payment Due Date” means a date that is **** after the **** Buy-Out Closing Date.

 “****Supply Amount” ****

“**** Buy-Out Option” shall have the meaning set forth in Section 3(b)(i).

“**** Buy-Out Purchase Price” shall have the meaning set forth in Schedule 4(a)(iii).

“Successive Closing Date” shall have the meaning set forth in Section 4(a)(iv).

******

Ex. 1, p. 2

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2
FOIA Confidential Treatment Requested
Execution Version

Schedule 4(a)(iii)

**** Buy-Out Purchase Price

The “**** Buy-Out Purchase Price” shall mean, as of the Initial Closing Date or any Successive Closing Date, the amount equal to either of:

(a)	****

or, if applicable,

(b)	****

******

Schs., p. 1

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2
FOIA Confidential Treatment Requested
Execution Version

Schedule 5(d)

****  Buy-Out Purchase Price

The “**** Buy-Out Purchase Price” shall be an amount of United States Dollars and be determined in accordance with ****

****

****

******

Schs., p. 2

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2
FOIA Confidential Treatment Requested
Execution Version

Schedule 6

Intellectual Property

(a)	General. From and after the Exercise Date, the provisions of this Schedule 6 will apply.

(b)	Definitions.

“Continued Development Support” means SanDisk’s participating in **** and supporting joint development with respect to a Segment after a Change of Control of SanDisk involving a Designated Company, in a manner ****.

“License” means a worldwide, perpetual, fully paid-up, royalty-free, right and license, sublicenseable only to the extent expressly set forth in this Schedule 6, to use, practice and exploit **** the Transferred Technology, and to have made products only to the extent expressly set forth in this Schedule 6.

“Non-Patent Rights” means, as to a Party, all copyrights, mask work rights, trade secret rights, and all other intellectual property, industrial property or proprietary rights (whether or not subject to statutory registration) other than patents, patent applications, trademarks and trademark applications, in each case (i) which are owned by such Party or any of its Affiliates, or (ii) under which such Party or any of its Affiliates has the right to grant a License of the scope set forth herein without incurring any royalty or other payments to any third party.

“Segment” means **** segments of Technology, or product segments, or any other products or Technology, ****.

“Technology” means all technology, research, development, ideas, inventions, knowledge, know how, technical information (whether or not patentable) and intellectual property of any kind, ****.

“Transferred” means ****.

“Transferred Technology” means Technology that is Transferred (i) **** or (ii) ****.

(c)	****

(i) ****; and

(ii) ****

(d)	License to Technology.

(i) Grant of License to Transferred Technology.  ****

(ii) ****

(e)	Grant of License to Certain Other Technology. ****

(f)	Patent Cross License. ****

(g)
No Other Amendments.  Except as expressly provided in this Schedule 6, in no event shall this Schedule 6, or the rights and obligations of SanDisk or Toshiba as set forth herein, have any effect upon, or otherwise modify, amend, or be deemed to interpret the Parties’ respective rights and obligations pursuant to ****.

Schs., p. 3

**** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.